NATIONWIDE

VARIABLE

ACCOUNT-11

Annual Report

to

Contract Owners

December 31, 2011

NATIONWIDE LIFE INSURANCE COMPANY

HOME OFFICE: COLUMBUS, OHIO

Report of Independent Registered Public Accounting Firm

The Board of Directors of Nationwide Life Insurance Company and Subsidiaries and Contract Owners of Nationwide Variable Account-11:

We have audited the accompanying statement of assets, liabilities and contract owners’ equity of Nationwide Variable Account-11 (comprised of the sub-accounts listed in note 1(b), (collectively, “the Accounts”)) as of December 31, 2011, and the related statements of operations for the period then ended, the statements of changes in contract owners’ equity for each of the periods in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Accounts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Accounts as of December 31, 2011, the results of their operations for the period then ended, the changes in contract owners’ equity for each of the periods in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

March 13, 2012

NATIONWIDE VARIABLE ACCOUNT-11

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

December 31, 2011

Assets:
Investments at fair value:

Capital Appreciation Fund II - Primary Shares (FVCA2P)
	460,502 shares (cost $2,716,479)	$2,772,219
Capital Income Fund II (FVU2)
	188,061 shares (cost $1,591,709)	1,733,918
Fund for US Government Securities II (FVUS2)
	28,729 shares (cost $326,028)	334,976
High Income Bond Fund II - Primary Shares (FHIB)
	129,960 shares (cost $782,086)	878,527
Kaufmann Fund II - Primary Shares (FVK2)
	115,797 shares (cost $1,646,232)	1,486,835
Prime Money Fund II (FVMM2)
	629,921 shares (cost $629,921)	629,921
Quality Bond Fund II - Primary Shares (FQB)
	58,603 shares (cost $625,276)	656,935

Total Investments		$8,493,331

Accounts Payable		(34)

		$8,493,297

Contract Owners’ Equity:		8,493,297

Accumulation units		$8,493,297

Total Contract Owners’ Equity (note 5)

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT-11

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

Investment Activity:	Total	FVCA2P	FVU2	FVUS2	FHIB	FVK2	FVMM2	FQB
Reinvested dividends	$265,836	23,556	73,441	22,893	88,043	19,863	-	38,040
Mortality and expense risk charges (note 2)	(110,254)	(34,936)	(20,728)	(5,533)	(11,303)	(20,613)	(8,471)	(8,670)

Net investment income (loss)	155,582	(11,380)	52,713	17,360	76,740	(750)	(8,471)	29,370
Realized gain (loss) on investments	77,726	10,075	34,610	6,563	(22,991)	32,429	-	17,040
Change in unrealized gain (loss) on investments	(582,193)	(203,167)	(22,672)	(2,506)	(16,695)	(299,266)	-	(37,887)

Net gain (loss) on investments	(504,467)	(193,092)	11,938	4,057	(39,686)	(266,837)	-	(20,847)

Net increase (decrease) in contract owners’ equity resulting from operations	$(348,885)	(204,472)	64,651	21,417	37,054	(267,587)	(8,471)	8,523

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT-11

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2011 and 2010

	Total		FVCA2P		FVU2		FVUS2
	2011	2010	2011	2010	2011	2010	2011	2010
Investment activity:
Net investment income (loss)	$155,582	224,023	(11,380)	(15,497)	52,713	9,576	17,360	21,342
Realized gain (loss) on investments	77,726	(1,882,793)	10,075	87,962	34,610	(16,563)	6,563	2,286
Change in unrealized gain (loss) on investments	(582,193)	2,757,126	(203,167)	230,703	(22,672)	174,045	(2,506)	(171)

Net increase (decrease) in contract owners’ equity resulting from operations	(348,885)	1,098,356	(204,472)	303,168	64,651	167,058	21,417	23,457

Equity transactions:
Purchase payments received from contract owners (note 2 and 3)	14,500	108,298	3,509	6,159	3,126	-	262	-
Transfers between funds	-	-	(91,681)	2,192,945	49,820	2,238,385	(75,579)	125,875
Redemptions (note 3)	(2,100,569)	(4,183,852)	(539,692)	(1,007,229)	(422,445)	(794,182)	(164,587)	(219,602)
Contract maintenance charges (note 2)	(2,310)	(2,831)	(728)	(878)	(457)	(427)	(135)	(173)
Contingent deferred sales charges (note 2)	(557)	(7,134)	(112)	(906)	(57)	(484)	(55)	(609)
Adjustments to maintain reserves	(164)	(29)	7	(35)	(30)	10	(24)	(12)

Net equity transactions	(2,089,100)	(4,085,548)	(628,697)	1,190,056	(370,043)	1,443,302	(240,118)	(94,521)

Net change in contract owners’ equity	(2,437,985)	(2,987,192)	(833,169)	1,493,224	(305,392)	1,610,360	(218,701)	(71,064)
Contract owners’ equity beginning of period	10,931,282	13,918,474	3,605,379	2,112,155	2,039,309	428,949	553,670	624,734

Contract owners’ equity end of period	$8,493,297	10,931,282	2,772,210	3,605,379	1,733,917	2,039,309	334,969	553,670

CHANGES IN UNITS:
Beginning units	793,561	1,185,238	298,281	195,299	136,494	31,839	41,859	49,057
Units purchased	21,466	464,435	2,606	215,709	4,513	164,337	39	10,999
Units redeemed	(176,419)	(856,112)	(56,093)	(112,727)	(29,010)	(59,682)	(17,592)	(18,197)

Ending units	638,608	793,561	244,794	298,281	111,997	136,494	24,306	41,859

(Continued)

NATIONWIDE VARIABLE ACCOUNT-11

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2011 and 2010

	FHIB		FVK2		FVMM2		FQB
	2011	2010	2011	2010	2011	2010	2011	2010
Investment activity:
Net investment income (loss)	$76,740	89,491	(750)	(22,755)	(8,471)	(11,718)	29,370	42,415
Realized gain (loss) on investments	(22,991)	(71,116)	32,429	85,932	-	-	17,040	11,772
Change in unrealized gain (loss) on investments	(16,695)	124,424	(299,266)	241,569	-	-	(37,887)	19,794

Net increase (decrease) in contract owners’ equity resulting from operations	37,054	142,799	(267,587)	304,746	(8,471)	(11,718)	8,523	73,981

Equity transactions:
Purchase payments received from contract owners (note 2 and 3)	1,050	2,437	1,563	5,304	4,728	94,398	262	-
Transfers between funds	25,880	96,271	870	81,104	41,731	226,119	48,959	131,387
Redemptions (note 3)	(194,242)	(447,252)	(316,620)	(652,847)	(229,497)	(483,192)	(233,486)	(417,784)
Contract maintenance charges (note 2)	(262)	(329)	(375)	(455)	(240)	(230)	(113)	(153)
Contingent deferred sales charges (note 2)	(57)	(1,288)	(109)	(1,020)	(110)	(1,300)	(57)	(1,449)
Adjustments to maintain reserves	(2)	8	(44)	19	(27)	(17)	(44)	(4)

Net equity transactions	(167,633)	(350,153)	(314,715)	(567,895)	(183,415)	(164,222)	(184,479)	(288,003)

Net change in contract owners’ equity	(130,579)	(207,354)	(582,302)	(263,149)	(191,886)	(175,940)	(175,956)	(214,022)
Contract owners’ equity beginning of period	1,009,126	1,216,480	2,069,110	2,332,259	821,806	997,746	832,882	1,046,904

Contract owners’ equity end of period	$878,547	1,009,126	1,486,808	2,069,110	629,920	821,806	656,926	832,882

CHANGES IN UNITS:
Beginning units	55,630	76,205	125,053	164,108	77,063	92,166	59,181	79,846
Units purchased	1,915	6,582	2,083	14,016	6,186	35,964	4,124	10,046
Units redeemed	(10,930)	(27,157)	(22,406)	(53,071)	(23,395)	(51,067)	(16,993)	(30,711)

Ending units	46,615	55,630	104,730	125,053	59,854	77,063	46,312	59,181

(Continued)

NATIONWIDE VARIABLE ACCOUNT-11

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

Years Ended December 31, 2011 and 2010

	FALF		FVEI2		FVIE2		FVGS2
	2011	2010	2011	2010	2011	2010	2011	2010
Investment activity:
Net investment income (loss)	$-	39,908	-	71,638	-	48	-	(425)
Realized gain (loss) on investments	-	(1,527,227)	-	(290,173)	-	(94,738)	-	(70,928)
Change in unrealized gain (loss) on investments	-	1,569,472	-	255,398	-	65,320	-	76,572

Net increase (decrease) in contract owners’ equity resulting from operations	-	82,153	-	36,863	-	(29,370)	-	5,219

Equity transactions:
Purchase payments received from contract owners (note 2 and 3)	-	-	-	-	-	-	-	-
Transfers between funds	-	(2,325,154)	-	(2,236,831)	-	(369,587)	-	(160,514)
Redemptions (note 3)	-	(74,293)	-	(51,524)	-	(17,615)	-	(18,332)
Contract maintenance charges (note 2)	-	(84)	-	(89)	-	(9)	-	(4)
Contingent deferred sales charges (note 2)	-	(48)	-	(15)	-	-	-	(15)
Adjustments to maintain reserves	-	5	-	-	-	10	-	(13)

Net equity transactions	-	(2,399,574)	-	(2,288,459)	-	(387,201)	-	(178,878)

Net change in contract owners’ equity	-	(2,317,421)	-	(2,251,596)	-	(416,571)	-	(173,659)
Contract owners’ equity beginning of period	-	2,317,421	-	2,251,596	-	416,571	-	173,659

Contract owners’ equity end of period	$-	-	-	-	-	-	-	-

CHANGES IN UNITS:
Beginning units	-	256,217	-	191,209	-	35,656	-	13,636
Units purchased	-	4,754	-	1,581	-	270	-	177
Units redeemed	-	(260,971)	-	(192,790)	-	(35,926)	-	(13,813)

Ending units	-	-	-	-	-	-	-	-

See accompanying notes to financial statements.

NATIONWIDE VARIABLE ACCOUNT-11

NOTES TO FINANCIAL STATEMENTS December 31, 2011

(1) Background and Summary of Significant Accounting Policies

(a) Organization and Nature of Operations

Nationwide Variable Account-11 (the Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life Insurance Company (the Company) on December 15, 1999 and commenced operations on August 2, 2002. The Account is registered as a unit investment trust under the Investment Company Act of 1940.

The Company offers Individual Deferred Variable Annuity Contracts through the Account. The contracts are distributed by the Company and marketed exclusively through Federated Investors.

(b) The Contracts

With certain exceptions, contract owners in either the accumulation or payout phase may invest in any of the following:

Portfolios of the Federated Insurance Series

Capital Appreciation Fund II - Primary Shares (FVCA2P)

Capital Income Fund II (FVU2)

Fund for US Government Securities II (FVUS2)

High Income Bond Fund II - Primary Shares (FHIB)

Kaufmann Fund II - Primary Shares (FVK2)

Prime Money Fund II (FVMM2)

Quality Bond Fund II - Primary Shares (FQB)

The contract owners’ equity is affected by the investment results of each fund, equity transactions by contract owners and certain contract expenses (see note 2). The accompanying financial statements include only contract owners’ purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of the Company.

A contract owner may choose from among a number of different underlying mutual fund options. The underlying mutual fund options are not available to the general public directly. The underlying mutual funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

A purchase payment could be presented as a negative equity transaction in the Statements of Changes in Contract Owners’ Equity if a prior period purchase payment is refunded to a contract owner due to a contract cancellation during the free look period, and/or if a gain is realized by the contract owner during the free look period.

The Company allocates purchase payments to sub-accounts and/or the fixed account as instructed by the contract owner. Shares of the sub-accounts are purchased at Net Asset Value, then converted into accumulation units. Certain transactions may be subject to conditions imposed by the underlying mutual funds, as well as those set forth in the contract.

(c) Security Valuation, Transactions and Related Investment Income

Investments in underlying mutual funds are valued at the closing net asset value per share at December 31, 2011 of such funds. The cost of investments sold is determined on a first in - first out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends and capital gain distributions are accrued as of the ex-dividend date and are reinvested in the underlying mutual funds.

(d) Federal Income Taxes

Operations of the Account form a part of, and are taxed with, operations of the Company which is taxed as a life insurance company under the Internal Revenue Code. The Company does not provide for income taxes within the Account. Taxes are generally the responsibility of the contract owner upon termination or withdrawal.

(e) Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Recently Issued Accounting Standards

FASB ASC 820 was effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years, with early adoption permitted. The Account adopted FASB ASC 820 effective January 1, 2008. The adoption of FASB ASC 820 did not have a material impact on the Account’s financial position or results of operations.

In September 2009 the FASB issued ASU 2009-12, which amends FASB ASC 820, Fair Value Measurements and Disclosures. This guidance applies to reporting entities that hold an investment that is required or permitted to be measured or disclosed at fair value on a recurring or nonrecurring basis if the investment does not have a readily determinable fair value and the investee has attributes of an investment company. For these investments, this update allows, as a practical expedient, the use of net asset value (NAV) as the basis to estimate fair value as long as it is not probable, as of the measurement date that the investment will be sold and NAV is not the value that will be used in the sale. The NAVs must be calculated consistent with the American Institute of Certified Public Accountants Audit and Accounting Guide, Investment Companies, which generally requires these investments to be measured at fair value. Additionally, the guidance provided updated disclosures for investments within its scope and noted that if the investor can redeem the investment with the investee on the measurement date at NAV, the investment should likely be classified as Level 2 in the fair value hierarchy. Investments that cannot be redeemed with the investee at NAV would generally beclassified as Level 3 in the fair value hierarchy. If the investment is not redeemable with the investee on the measurement date, but will be at a future date, the length of time until the investment is redeemable should be considered in determining classification as Level 2 or 3. This guidance is effective for interim and annual periods ending after December 15, 2009 with early adoption permitted. The Account adopted this guidance effective the period ending December 31, 2009. The adoption of this guidance did not have a material impact on the financial statements of the Account.

In January 2010, the FASB issued ASU 2010-06, which amends FASB ASC 820, Fair Value Measurement and Disclosures. This guidance requires new disclosures and provides amendments to clarify existing disclosures. The new requirements include disclosing transfers in and out of Levels 1 and 2 fair value measurements, the reasons for the transfers, and further disaggregating activity in level 3 fair value measurements. The clarification of existing disclosure guidance includes further disaggregation of fair value measurement disclosures for each class of assets and liabilities and providing disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements. This guidance is effective for interim and annual reporting periods beginning after December 15, 2009, except for the new disclosures regarding the activity in Level 3 measurements, which shall be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The Account adopted this guidance effective January 1, 2010, except for the new disclosure regarding the activity in Level 3 measurements, which the Account adopted for the fiscal period beginning January 1, 2011.

In May 2011, the FASB issued ASU 2011-04, which amends existing guidance in Accounting Standards Codification (ASC) 820, Fair Value Measurements and Disclosures. The guidance in this ASU clarifies existing fair value measurement guidance and expands disclosures primarily related to Level 3 fair value measurements. The ASU will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. The Account will adopt this guidance prospectively for the annual period beginning January 1, 2012. The adoption of this guidance will result in increased disclosures and will have an immaterial impact on the Account’s financial statements.

(Continued)

NATIONWIDE VARIABLE ACCOUNT-11

NOTES TO FINANCIAL STATEMENTS December 31, 2011

(h) Subsequent Events

The Company evaluated subsequent events through the date the financial statements were issued with the SEC.

(2) Expenses

For Premium Deferred Variable Annuity contracts, the Company does not deduct a sales charge from purchase payments received from the contract owners. However, if any part of the contract value of such contracts is redeemed, the Company will, with certain exceptions, deduct from a contract owners’ contract value a contingent deferred sales charge not to exceed 7% of the purchase payments redeemed. This charge declines 1% per year. After the purchase payment has been held in the contract for 7 years the charge is 0%. This charge is assessed against each contract by redeeming units. No sales charges are deducted on redemptions used to purchase units in the fixed investment options of the Company.

For the Deferred Variable Annuity contracts, a sales charge of up to 5.5% is deducted from each purchase payment. The sales charge declines based upon the amount of the cumulative qualifying purchase payment, which may include certain deposits made to other qualifying investments in addition to the deposits made to the contract. An additional sales charge of 0.5% is applied against any purchase payments in excess of $1 million that are withdrawn within one year of deposit to the contract. This charge is assessed against each contract by redeeming units. No sales charges are deducted on redemptions used to purchase units in the fixed investment options of the Company.

The Company may deduct an annual contract maintenance charge of $40, depending on the amount of assets in the contract, which is satisfied by redeeming units. The Company deducts a mortality and expense risk charge assessed through a reduction of unit value. The Option table on the following page illustrates the annual rate for all contract level charges by product, as well as the maximum variable account charge per product. The table also summarizes the contract level options available to contract holders. The options and related charges are described in more detail in the applicable product prospectus.

Nationwide Variable Account - 11 Options	Retirement Ally A (formerly, Deferred)	Retirement Ally B (formerly, Premium Deferred)
Variable Account Charges - Recurring	0.80%	1.20%
Death Benefit Option
Greater of One-Year or 5% Enhanced	0.15%	0.15%

If death before annuitization, benefit will be greatest of (i) contract value, (ii) lesser of purchase payments less surrenders or 2 times the contract value as of the date death benefit is calculated, (iii) highest contract value before 86th birthday less surrenders or (iv) the 5% interest anniversary value.

Beneficiary Protection Option	0.40%	0.40%
Upon annuitant death, in addition to any death benefit payable, an additional amount will be credited to the contract.

Maximum Variable Account Charges*	1.35%	1.75%

* When maximum options are elected.

The following table provides mortality and expense risk charges by asset fee rates for the period ended December 31, 2011.

	Total	FVCA2P	FVU2	FVUS2	FHIB	FVK2	FVMM2	FQB
0.80%	$20,591	$7,941	$4,679	$816	$1,302	$3,592	$1,624	$637
0.95%	4,192	1,817	724	138	271	949	15	278
1.20%	50,802	15,805	8,677	2,709	6,608	9,056	2,841	5,106
1.35%	28,208	7,874	6,360	1,870	2,727	5,097	1,631	2,649
1.75%	6,461	1,499	288	-	395	1,919	2,360	-

Totals	$110,254	$34,936	$20,728	$5,533	$11,303	$20,613	$8,471	$8,670

(3) Related Party Transactions

The Company performs various services on behalf of the mutual fund companies in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, postage, fund transfer agency and various other record keeping and customer service functions. These fees are paid to an affiliate of the Company.

Contract owners may, with certain restrictions, transfer their assets between the Account and a fixed dollar contract (fixed account) maintained in the accounts of the Company. The fixed account assets are not reflected in the accompanying financial statements. In addition, the Account portion of contract owner loans is transferred to the accounts of the Company for administration and collection. Loan repayments are transferred to the Account at the direction of the contract owner. For the years ended December 31, 2011 and 2010, total transfers to the Account from the fixed account were $0 and $0 respectively, and total transfers from the Account to the fixed account were $278,137 and $783,000, respectively. Transfers from the Account to the fixed account are included in redemptions, and transfers to the Account from the fixed account and subsequent gain or loss are included in purchase payments received from contract owners, as applicable, on the accompanying Statements of Changes in Contract Owners’ Equity.

For guaranteed minimum death benefits, the Company contributed $12,502 and $16,477 to the Account in the form of additional premium to contract owner accounts for the years ended December 31, 2011 and 2010, respectively. These amounts are included in purchase payments received from contract owners and are credited at time of annuitant death.

(4) Fair Value Measurement

FASB ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs.

In accordance with FASB ASC 820, the Account categorized its financial instruments into a three level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Account categorizes financial assets recorded at fair value as follows:

• Level 1 – Unadjusted quoted prices accessible in active markets and mutual funds where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the measurement date.

• Level 2 – Unadjusted quoted prices for similar assets or liabilities in active markets or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means.

(Continued)

NATIONWIDE VARIABLE ACCOUNT-11

NOTES TO FINANCIAL STATEMENTS December 31, 2011

• Level 3 – Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.

The Account recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Level 1 and 2 as of December 31, 2011.

The following table summarizes assets measured at fair value on a recurring basis as of December 31, 2011:

	Level 1	Level 2	Level 3	Total

Separate Account Investments	$8,493,331	$0	$0	$8,493,331

The Account did not have any assets or liabilities reported at fair value on a nonrecurring basis required to be disclosed under FASB ASC 820.

The cost of purchases and proceeds from sales of Investments for the year ended December 31,2011 are as follows:

		Purchases of Investments	Sales of Investments
Capital Appreciation Fund II - Primary Shares (FVCA2P)		$47,615	$687,761
Capital Income Fund II (FVU2)		129,630	446,962
Fund for US Government Securities II (FVUS2)		23,379	246,137
High Income Bond Fund II - Primary Shares (FHIB)		122,921	213,840
Kaufmann Fund II - Primary Shares (FVK2)		51,058	366,517
Prime Money Fund II (FVMM2)		62,061	253,953
Quality Bond Fund II - Primary Shares (FQB)		94,835	249,933

	Total	$531,499	$2,465,103

(5) Financial Highlights

The Company offers several variable annuity products through the Account that have unique combinations of features and fees that are assessed to the contract owner. Differences in fee structures result in a variety of contract expense rates, unit fair values and total returns. The following tabular presentation is a summary of units, unit fair values, contract owners’ equity outstanding and contract expense rates for variable annuity contracts as of December 31, 2011, and the investment income ratio and total return for each of the periods in the five year period ended December 31, 2011. The information is presented as a range of minimum to maximum values based upon product grouping. The range is determined by identifying the lowest and the highest contract expense rate for contracts with units outstanding as of the balance sheet date. The unit fair values and total returns related to these identified contract expense rates are also disclosed as a range below. Accordingly, some individual contract amounts may not be within the ranges presented. Total return and investment income ratio for periods with no ending contract owners’ equity were considered to be irrelevant, and therefore are not presented.

NATIONWIDE VARIABLE ACCOUNT-11

NOTES TO FINANCIAL STATEMENTS December 31, 2011

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Capital Appreciation Fund II - Primary Shares (FVCA2P)
2011	0.80% to 1.75%	244,794	$ 11.66 to $ 10.63	$2,772,210	0.74%	-6.05% to -6.95%
2010	0.80% to 1.75%	298,281	12.41 to 11.43	3,605,379	0.66%	12.17% to 11.10%
2009	0.80% to 1.75%	195,299	11.06 to 10.29	2,112,155	1.11%	12.57% to 11.49%
2008	0.80% to 1.75%	236,644	9.83 to 9.23	2,281,378	0.36%	-29.93% to -30.60%
2007	0.80% to 1.75%	293,135	14.03 to 13.29	4,049,070	0.82%	9.00% to 7.95%
Capital Income Fund II (FVU2)
2011	0.80% to 1.75%	111,997	15.95 to 14.55	1,733,917	3.91%	3.94% to 2.94%
2010	0.80% to 1.75%	136,494	15.35 to 14.13	2,039,309	1.71%	11.19% to 10.12%
2009	0.80% to 1.75%	31,839	13.80 to 12.83	428,949	6.26%	27.25% to 26.03%
2008	0.80% to 1.75%	31,807	10.85 to 10.18	338,279	5.43%	-21.02% to -21.77%
2007	0.80% to 1.75%	42,203	13.74 to 13.02	570,643	4.96%	3.20% to 2.21%
Fund for US Government Securities II (FVUS2)
2011	0.80% to 1.35%	24,306	14.33 to 13.58	334,969	4.78%	4.93% to 4.35%
2010	0.80% to 1.35%	41,859	13.65 to 13.02	553,670	4.69%	4.33% to 3.75%
2009	0.80% to 1.35%	49,057	13.09 to 12.55	624,734	4.99%	4.37% to 3.79%
2008	0.80% to 1.75%	45,419	12.54 to 11.77	553,802	4.83%	3.44% to 2.45%
2007	0.80% to 1.75%	48,631	12.12 to 11.49	576,394	5.06%	5.43% to 4.42%
High Income Bond Fund II - Primary Shares (FHIB)
2011	0.80% to 1.75%	46,615	19.55 to 17.83	878,547	9.13%	4.33% to 3.33%
2010	0.80% to 1.75%	55,630	18.74 to 17.25	1,009,126	9.16%	13.81% to 12.72%
2009	0.80% to 1.75%	76,205	16.46 to 15.31	1,216,480	11.38%	51.63% to 50.18%
2008	0.80% to 1.75%	85,872	10.86 to 10.19	908,442	10.53%	-26.59% to -27.29%
2007	0.80% to 1.75%	127,871	14.79 to 14.02	1,854,483	8.31%	2.60% to 1.61%
Kaufmann Fund II - Primary Shares (FVK2)
2011	0.80% to 1.75%	104,730	14.69 to 13.39	1,486,808	1.10%	-13.98% to -14.80%
2010	0.80% to 1.75%	125,053	17.07 to 15.72	2,069,110	0.10%	17.05% to 15.93%
2009	0.80% to 1.75%	164,108	14.59 to 13.56	2,332,259	0.00%	28.45% to 27.22%
2008	0.80% to 1.75%	183,384	11.36 to 10.66	2,038,661	0.32%	-42.26% to -42.81%
2007	0.80% to 1.75%	228,361	19.67 to 18.64	4,414,981	0.00%	20.06% to 18.91%
Prime Money Fund II (FVMM2)
2011	0.80% to 1.75%	59,854	10.97 to 10.00	629,920	0.00%	-0.80% to -1.75%
2010	0.80% to 1.75%	77,063	11.06 to 10.18	821,806	0.00%	-0.80% to -1.75%
2009	0.80% to 1.75%	92,166	11.15 to 10.36	997,746	0.51%	-0.35% to -1.31%
2008	0.80% to 1.75%	137,581	11.19 to 10.50	1,500,928	2.51%	1.72% to 0.74%
2007	0.80% to 1.75%	121,288	11.00 to 10.42	1,309,756	5.06%	3.93% to 2.93%
Quality Bond Fund II - Primary Shares (FQB)
2011	0.80% to 1.35%	46,312	14.75 to 13.99	656,926	5.21%	1.46% to 0.90%
2010	0.80% to 1.35%	59,181	14.54 to 13.86	832,882	5.43%	7.64% to 7.04%
2009	0.80% to 1.35%	79,846	13.51 to 12.95	1,046,904	6.85%	19.47% to 18.81%
2008	0.80% to 1.75%	93,787	11.31 to 10.61	1,033,116	4.95%	-8.03% to -8.91%
2007	0.80% to 1.75%	100,349	12.30 to 11.65	1,208,451	4.84%	4.54% to 3.53%
Clover Value Fund II - Primary Shares(obsolete) (FALF)
2009	0.80% to 1.75%	256,217	9.27 to 8.62	2,317,421	2.73%	13.80% to 12.71%
2008	0.80% to 1.75%	307,145	8.14 to 7.64	2,450,077	1.90%	-34.32% to -34.95%
2007	0.80% to 1.75%	378,262	12.40 to 11.75	4,614,166	1.59%	-10.39% to -11.25%
Equity Income Fund II(obsolete) (FVEI2)
2009	0.80% to 1.75%	191,209	12.07 to 11.22	2,251,596	4.69%	14.34% to 13.24%
2008	0.80% to 1.75%	226,279	10.56 to 9.91	2,340,133	3.95%	-31.01% to -31.67%
2007	0.80% to 1.75%	270,622	15.30 to 14.50	4,070,272	2.93%	1.23% to 0.26%
International Equity Fund II(obsolete) (FVIE2)
2009	0.80% to 1.75%	35,656	12.02 to 11.18	416,571	2.97%	40.12% to 38.78%
2008	0.80% to 1.75%	37,685	8.58 to 8.05	316,153	0.68%	-46.16% to -46.67%
2007	0.80% to 1.75%	52,947	15.93 to 15.10	828,618	0.18%	8.67% to 7.62%
Mid Cap Growth Strategies Fund II(obsolete) (FVGS2)
2009	0.80% to 1.75%	13,636	13.23 to 12.30	173,659	0.00%	29.57% to 28.33%
2008	0.80% to 1.75%	17,037	10.21 to 9.59	168,956	0.00%	-43.95% to -44.49%
2007	0.80% to 1.75%	18,833	18.22 to 17.27	334,583	0.00%	17.07% to 15.94%

2011	Contract owners equity:			$8,493,297
2010	Contract owners equity:			$10,931,282
2009	Contract owners equity:			$13,918,474
2008	Contract owners equity:			$13,929,925
2007	Contract owners equity:			$23,831,417

*	This represents the range of annual contract expense rates of the variable account at the period end indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual funds and charges made directly to contract owners’ accounts through the redemption of units.

**	This represents the ratio of dividends for the period indicated, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by monthly average net assets (excluding months where net assets are zero). The investment income ratio for subaccounts initially funded during the period presented has not been annualized. The ratios exclude those expenses that result in direct reductions to the contractholder accounts through reductions in unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

***	This represents the range of minimum and maximum total returns for the period indicated, including changes in the value of the underlying mutual fund, which reflects the reduction of unit values for expenses assessed. The total returns do not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return is not annualized if the underlying mutual fund option is initially offered, funded, or both, during the period presented. Minimum and maximum ranges are not shown for underlying mutual fund options for which a single contract expense rate (product option) exists. In such cases, the total return presented is representative of all units issued and outstanding at period end.